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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           For the month of July, 1995

                                  ISRAMCO, INC.
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               (Exact name of registrant as specified in charter)

                                    Delaware
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                            (State of Incorporation)

              800 Fifth Avenue, New York, New York 10021 Suite 21-D
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                    (Address of principal executive offices)

                                  212-888-0200
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                               (Telephone number)

                 0-12500                             13-3145265
           -------------------                   -------------------
           Commission File No.                   IRS Employer ID No.


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Item 5.    Other Materially Important Events

           The Company has entered into the Consulting Agreement with Dr. Joseph Elmaleh in the form attached hereto as Exhibit A.

Item 7.    Exhibits

           Exhibit A - Consulting Agreement.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        Isramco, Inc.
                                                        (registrant)

   July 26, 1995                           By:     /s/  JOSEPH ELMALEH
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      (date)                                            Joseph Elmaleh
                                                        Chairman of the Board
                                                        Chief Executive Officer
                                                        Chief Financial Officer


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                                EXHIBIT INDEX


                     Exhibit A  -   Consulting Agreement